Prospectus supplement dated June 9, 2021
to the following prospectus(es):
Nationwide Innovator Corporate VUL prospectus dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about July 1, 2021, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – Growth: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Growth: Class II
Ivy Variable Insurance Portfolios – Science and Technology: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy Science and Technology: Class II
PROS-0480
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